Exhibit 10.7

OEM SUPPLY AGREEMENT AMENDMENT #2

This Amendment Agreement made and entered into as of the 1st day of September, 2007 by and between FUJIFILM Dimatix, Inc. formerly Spectra Printing, a Division of Dimatix Inc. (“FUJIFILM”) and Kornit Digital Ltd. (“Kornit”).

WITNESSETH

WHEREAS, FUJIFILM and Kornit are parties to an OEM Supply Agreement dated as of January 6, 2006 and an Amendment #1 to the OEM Supply Agreement dated as of September 20, 2006 (the “Agreement”) under which FUJIFILM agreed to provide to Kornit and Kornit wishes to procure certain FUJIFILM products for integration with Kornit products; and

WHEREAS, FUJIFILM and Kornit desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, the parties hereto agree as follows:

1.          Schedule 2, Subsection A “256 Channel Jetting Assemblies” of the Agreement is hereby amended in part by amending the following:

PART NUMBER	DESCRIPTION	ACCUMULATED	UNIT PRICE

05536	Nova JA 256/80 AAA	Blanket Order for [***] Units in a twelve [***] month period	$	[***]

The [***] units may be taken at [***] units a month for a [***] month period. If by December 31, 2008, Kornit has not taken delivery of the [***] units, FUJIFILM reserves the right to increase pricing to $[***] for any future units.

2.          The current Schedule 3 (for avoidance of doubt, the current Schedule 3 refers to Schedule 3 of Amendment #1 to the OEM Supply Agreement) is hereby deleted in its entirety and replaced with the new Schedule 3 attached.

3.          This Amendment Agreement will be effective as of the date above written.

4.          The Agreement is amended only as expressly provided herein and otherwise remains unchanged in all respects.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed by their duly authorized representatives on the date above written.

FUJIFILM DIMATIX, INC.		KORNIT DIGITAL LTD.

By:	/s/ John C. Batterton	By:	/s/Ofer Ben-Zur
Name:	John C. Batterton	Name:	Ofer Ben-Zur
Title:	CEO and President	Title:	CEO

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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SCHEDULE 3

RESERVED MARKETS

“Reserved Market” means monochrome or spot color (as opposed to process color) applications for printing Product Identification Information:

(i)          directly onto products or onto the packaging for products;

(ii)         in a product manufacturing or distribution environment; and

(iii)        using a system:

(a)          incorporating less than [***] Dollars ($[***]) of Jetting Assemblies, or

(b)          in the case of printing packaging or labels, using a system having a selling price of less than [***] Dollars ($[***])* (excluding materials handling subsystems), or

(c)          in the case of printing on products, using a system having a selling price less than [***] Dollars ($[***])* (excluding materials handling subsystems).

An application that does not meet all of the criteria set forth in (i), (ii) and (iii) above is outside the Reserved Market. For purposes of this Schedule 3, “Product Identification Information” means date or lot codes, bar codes, serial and part numbers, prices, manufacturer’s name, ingredients, nutritional data, instructions, warnings or other product-related or manufacturer-related information.

In addition to the above limits, the Reserved Market does not include:

1.            any system that combines Product Identification Information and information other than Product Identification Information;

2.           any system that uses process color printing, whether alone or in combination with monochrome or spot color printing;

3.           any system that jets fluids other than human-perceivable inks, such as conductive fluids for electronics, bio materials for analysis, etc. (referred to herein as “Functional Fluids”), whether jetting Functional Fluids alone or in combination with human-perceivable inks;

4.           printing using inks that are invisible to the naked eye, including but not limited to infrared ink;

5.           printing of goods where the primary value of the goods is the printed content, such as documents, posters, signs, etc. (referred to herein as “Printed Media”); and

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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6.           any system used in commercial printing environments (for example, where Printed Media is produced) or other environments outside of manufacturing and distribution environments.

*      In January of each year after 2005, the price threshold set forth above are adjusted for inflation or deflation. The Price threshold in effect on any date will be available upon request.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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